Exhibit 10.39

Amendment No. 3 to 10b5-1 Issuer Repurchase Instructions

This amendment to Issuer Securities Repurchase Instructions between Nathan’s Famous, Inc. (the “Issuer”) and Mutual Securities, Inc. (the “Broker”) is dated as of August 4, 2011.

W I T N E S S E T H

WHEREAS, the Issuer and the Broker are parties to 10b5-1 Issuer Repurchase Instructions dated September 10, 2010, as amended on February 2, 2011 and June 8, 2011 (the “Instructions”);

WHEREAS, the Issuer and the Broker desire to further amend the Instructions in accordance with the terms hereof  (the “Amendment”).

NOW, THEREFORE, the Issuer and Broker hereby agree as follows:

1.	Paragraph 2(a) of the Instructions is amended by deleting the date “September 19, 2011” and replacing it with “November 15, 2011”.

2.	Except as specifically amended by this Amendment, the Instructions shall remain in full force and effect in all respects as originally executed.

3.
This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.  This Amendment shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties have duly executed this Amendment on this 4th day of August, 2011.

Nathan’s Famous, Inc.

By:/s/ Ronald G. DeVos___________
Name:    Ronald DeVos
Title:      Chief Financial Officer

Mutual Securities, Inc.

By:/s/ Mitchell C. Voss____________
Name:   Mitchell C. Voss
Title:     President